Exhibit 99.1 N O VE MB E R 17, 2021 © 2021. All rights reserved. | Premier Inc. 1

Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as, but not limited to, those related to leveraging technology and positioning for sustainable, long-term growth, strategies to drive growth, future financial position and capital deployment, expected multi-year compounded annual growth rate targets, market opportunities and growth targets, member spend opportunities, expected segment growth, adjacent market revenue growth, expected capex, and fiscal 2022 guidance, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2021, and subsequent filings made with the SEC, and also available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation and webcast to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation. © 2021. All rights reserved. | Premier Inc. 2

TODAY’S AGENDA Times listed are EST Welcome 9 A.M. ANGIE MCCABE | Vice President, Investor Relations Leveraging Technology to Drive Sustainable, Long-Term Growth 9:05 A.M. MICHAEL J. ALKIRE | President and Chief Executive Officer Performance Services Growth Strategy 9:15 A.M. LEIGH ANDERSON | President of Performance Services Supply Chain Services Growth Strategy 9:30 A.M. DAVID HARGRAVES | Senior Vice President of Supply Chain Driving Innovation and Performance Through a Highly Engaged Culture 9:45 A.M. JOSEPH MACHICOTE | Chief Diversity and Inclusion Officer Tying It All Together: Financial Overview 9:55 A.M. CRAIG MCKASSON | Chief Financial Officer and Chief Administrative Officer 10:15 A.M. Break 10:20 A.M. Q&A with Executives © 2021. All rights reserved. | Premier Inc. 3

© 2021. All rights reserved. | Premier Inc. 4

By working with member health systems and other stakeholders and leveraging technology-based solutions and supply chain capabilities, Premier helps improve the delivery of healthcare while effectively bending the cost curve. We believe the COVID-19 pandemic highlighted the need for technology-enablement, accelerated member interest in our solutions and validated our strategy. © 2021. All rights reserved. | Premier Inc. 5 OU R PU R POS E

A HIGHLY DIFFERENTIATED BUSINESS MODEL Comprehensive and scalable technology Strategic and collaborative and services platform powered by Delivering meaningful member relationships one of broadest and deepest data sets insights and solutions built on trust in healthcare industry Large Serving a diverse member base customer base 4,400+ hospitals and health systems Health systems / hospitals 225,000 other providers Access to 45%+ and organizations Non-acute providers of U.S. hospital discharges Physicians Capture $69 billion+ in supply chain spend Employers 1 billion+ data points utilizing Payers 98% GPO renewal rate artificial intelligence and Life science companies other innovative technologies > 90% health systems view Suppliers Premier as strategic partner Other non-healthcare Net Promoter Score >70% customers (e.g., education) Note: Data as of and for the fiscal year ended June 30, 2021, except for supply chain spend which is for the year ending December 31, 2020. © 2021. All rights reserved. | Premier Inc. 6

ORGANIZED TO DELIVER INNOVATIVE SOLUTIONS Group Purchasing Organization Proprietary suite of Collective purchasing AI-enabled clinical, margin power designed to lower and value-based care non-labor costs without technology solutions sacrificing outcomes across acute, non-acute and Supply Chain non-healthcare segments Performance Services Services Direct-to-employer contracting platform connecting self-insured employers and providers Premier’s direct sourcing company, driving meaningful cost savings in key shortage areas and improving supply Supply chain-focused chain efficiencies and digital invoicing and transparency payments platform © 2021. All rights reserved. | Premier Inc. 7 SUPPLY CHAIN SERVICES PERFORMANCE SERVICES

A UNIQUE BUSINESS MODEL Supply Chain Performance Services Services Large Scale Provider Network • Clinical intelligence, margin improvement • Retrospective, real-time and predictive insight into and value-based care solutions savings opportunities • High-value provider networks • Predictive modeling for disruption and shortages • SaaS-based digital payments and financial • Non-acute care and commercial purchasing program solutions platform serving healthcare supply chain © 2021. All rights reserved. | Premier Inc. 8

DRIVING INNOVATION AND PERFORMANCE THROUGH HIGHLY ENGAGED CULTURE INTEGRITY PASSION FOR PERFORMANCE OUR VALUES INNOVATION FOCUS ON PEOPLE Shared Commitment to Stakeholders Evolving Our Culture One Team, Growth Mindset” Members Stockholders Customers Suppliers Conscious commitment to and focus on Employees Communities performance excellence resulting in value creation for all stakeholders. © 2021. All rights reserved. | Premier Inc. 9

EXPECT TO MAINTAIN STRONG FINANCIAL POSITION WITH BALANCED APPROACH TO CAPITAL DEPLOYMENT • Generate strong, stable cash flow. • Strong and flexible balance sheet. • Balanced capital deployment approach. • Reinvestment in organic growth. • Disciplined acquisitions and investments to support strategic goals. • Return capital to stockholders. − Currently through cash dividends and fiscal 2022 share repurchase authorization. * See Forward-Looking Statements included with this presentation. © 2021. All rights reserved. | Premier Inc. 10

OUR GROWTH STRATEGY Expand into Grow and Strengthen Create and adjacent and deepen and build deliver innovative non-healthcare relationships capabilities solutions markets Targeting multi-year CAGRs Strong, Stable Cash Flow Enables Investments in Growth in mid-to-high single-digits for Comprehensive Technology and Services Platform total net revenue, adjusted EBITDA * Strength of Member Network Drives Innovation and adjusted EPS Highly Engaged Culture *Premier's expected multi-year compounded annual growth rate targets exclude the impact of the COVID-19 pandemic. © 2021. All rights reserved. | Premier Inc. 11

WE L L -POSITIONED FOR SUSTAINABLE, LONG -TERM GROWTH • Established industry leader operating in resilient and growing markets. • Long-standing strategic and collaborative member relationships. • Leveraging comprehensive and scalable technology and services platform. • Providing differentiated healthcare solutions. • Executing a focused growth strategy. • Driving innovation and performance through highly engaged culture. • Maintaining strong financial position with balanced approach to capital deployment. Making a Premier Impact © 2021. All rights reserved. | Premier Inc. 12

PREMIER
INVESTOR DAY 2021

PERFORMANCE SERVICES OVERVIEW

BUSINESS SUMMARY

- Innovative healthcare technology solutions platform providing wide range of clinical, financial and administrative solutions to providers, life sciences companies, payers and employers
- Supported by **1 billion+** cost, quality and operational **data points:**
  - **~45%** of all U.S. hospital discharges
  - **Cleansed** and **normalized** for broad use to improve healthcare
  - **300,000 physicians** on platform
- Delivers **real-time, actionable** clinical and operational insights at point of use
- **FY2021 net revenue:** $378M

BRAND

Performance Services

- **PINC AI**: Proprietary suite of AI-enabled clinical, margin and value-based care technology solutions
- **contigohealth**: Direct-to-employer contracting platform connecting self-insured employers and providers
- **Remitra**: Supply chain-focused digital invoicing and payments platform

© 2021. All rights reserved. | Premier Inc.

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Continuous Data Capture Multiple Use Cases Across End Markets Proprietary Technology Engine n Provider Clinical (EMR) Data Decision support, real-time analytics and n Provider Billing Data Providers resource management to reduce waste, improve margins and prevent clinician burnout n Provider Operational Data Life Real-world evidence, rapid clinical trial site Sciences n Provider Financial Data selection and efficient patient recruitment Companies n Payer Claim Data Automated real-time prior authorization, Payers including emergent procedures n Employer Data n Genomics Data Self-Insured Data-based physician selection guidance for n Oncology Data Employers health plan members Cleansed data continually processed through a proprietary suite of AI-based and other advanced capabilities § Current Sources Suppliers & Automation of invoicing and payables process § Under Development Providers © 2021. All rights reserved. | Premier Inc. 15

M U L T I-LEVER STRATEGY TO DRIVE LONG -TERM GROWTH Grow existing Nurture recently Increase relationships launched brands market share Further expand Expand into Investments geographic footprint adjacent markets in growth © 2021. All rights reserved. | Premier Inc. 16

Advanced technology and services platform designed to accelerate innovation in healthcare.

AN INDUSTRY RIPE FOR DISRUPTION PINC AI™ Differentiation Real-world evidence is essential Manual, time-consuming processes Healthcare big-data silos reduce to accelerate clinical trial lack automation and stand cost efficiency, impact quality 2 1 recruitment and connect patients in the way of timely patient care. of care and lead to duplication. 3 to treatments faster. BROAD REACH DEEP EXPERIENCE CLEANSED DATA AI-ENABLED 45% of U.S. 1 billion+ points of data, Real-time delivery 30 years of on-the-ground hospital discharges of actionable clinical cleansed and normalized healthcare experience providing cost, quality and for expanded use and operational insights with 4,400+ U.S. hospitals operational data points at the point of use 1 https://www.beckershospitalreview.com/patient-flow/3-ways-disrupting-healthcare-silos-helps-achieve-triple-aim-goals.html 2 https://www.healthcarefinancenews.com/news/electronic-prior-authorizations-reduce-burden-time-spent-finds-ahip-and-rti 3 https://www.ispor.org/publications/journals/value-outcomes-spotlight/vos-archives/issue/view/unlocking-the-promise-of-real-world-evidence/what-the-rise-of-real-world-evidence-means-for-the-pharmaceutical-industry-a-closer-look © 2021. All rights reserved. | Premier Inc. 18

PERFORMANCE SERVICES GROWTH STRATEGY Expand Relationships Innovative Capabilities Investments Migrate more customers Scaling platform to offer new, Build and enhance capabilities to comprehensive, AI-enabled use cases to to deliver value and growth multi-year engagements adjacent markets Serves: Providers, Payers, and Serves: Providers Serves: Providers Strategy, insights and partnership on Life Sciences Companies Optimize financial performance and journey to value-based care Improve patient care, reduce costs and increase efficiencies and revenue boost clinician efficiency all in real-time PINC AI™ Platform Data and Analytics - Transformational Services – Workflow Integration © 2021. All rights reserved. | Premier Inc. 19

SaaS-based digital payments and financial solutions platform to transform U.S. healthcare supply chain.

Converts paper and PDF invoices Digitized e-invoicing and e-payables Across healthcare, manual, to an electronic format via optical technology that streamlines provider’s paper-based processes may add character recognition to automate, entire accounts payable process, as much as $18 billion to streamline and simplify accounts from sourcing all the way to payment $22 billion in unnecessary payable processes 1 annual expenses Contracting Supports greater efficiencies in procurement process through Up to 85% of invoices paid automated purchasing and by check, costing up to Order Entry payment solutions 1 $20 per check Streamlines financial processes Receipt of and reduces errors and fraud to 50% to 70% of healthcare Product 1 unlock cost and labor efficiencies invoices are paper-based Invoice A leading electronic invoicing and payables platform for healthcare, agnostic of enterprise Payment resource planning (ERP), GPO or treasury partner 1 https://www.premierinc.com/newsroom/press-releases/premier-inc-acquires-invoice-delivery-services-lp-ids-to-tech-enable-critical-supply-chain-purchasing-processes © 2021. All rights reserved. | Premier Inc. 21

R E M I TRA ™: MARKET OPPORTUNITIES AND LONG -TERM GROWTH STRATEGY E-invoicing (Current capability) • Automation of invoicing process from supplier to provider E-invoicing • Provides visibility to 100% spend E-payment / Financing (Developing) • Automation of payment E-payment / Financing • Introduces supplier interchange fees and rebates back to provider The Exchange (Developing) • Vast technology-enabled financial The Exchange network of providers and suppliers • Access to real-time purchasing and invoice data • Introduces subscription and/or transaction fees Market size metrics above are estimated serviceable markets based on Premier data. © 2021. All rights reserved. | Premier Inc. 22

Elevating conventional care by connecting employers and healthcare systems to each other.

PREMIER
INVESTOR DAY 2021

The Need

The Need

- Overly complex and misaligned U.S. healthcare system
- Creates significant and wasteful cost burden
  - **~30% of total spend** is wasteful[1]
- Driving employers to seek a better way
  - **~30% of employers** interested in entering into direct relationship or risk-sharing agreement with providers within next three to five years[2]

contigohealth

contigohealth /// Clinical Advantage

Quality Management at the Point-of-Care

contigohealth /// ECEN Passport

Helping Employees Receive the Best Care

contigohealth /// Sync Health Plan Administration

Helping Employers Manage Cost Trends

Value Delivered

Value Delivered

- Increase access to high-quality care
- Improve employee productivity
- Increase employee engagement
- Control costs

Powered by PINC AI™

[1] https://jamanetwork.com/journals/jama/article-abstract/2752664
[2] 24th Annual Willis Towers Watson Best Practices in Health Care Employer Survey (2019)

© 2021. All rights reserved. | Premier Inc.

24

CONTIGO HEALTH: LONG -TERM GROWTH STRATEGY CY 2024 • Pilot benefits administration • Expanded employer base • Adding employers Target Market • Targeted employers for for non-benefits for benefits administration Centers of Excellence (COE) • Integration of acquisitions • Patient engagement • Acquisitions to build and investment in benefits Capabilities and enhance capabilities • Clinical and claims administration platform data integration Growth Grow covered lives (medical membership) by 100,000+ Add 30 to 45 providers to provider network Targets © 2021. All rights reserved. | Premier Inc. 25

A CLEAR PATH TO DRIVE LONG -TERM GROWTH • Leveraging unique combination of member network, innovative technology platform and vast data to provide actionable insights and meaningful solutions to healthcare market. • Further development of AI-enabling capabilities to increase quality, lower costs and improve efficiencies in healthcare. • Implementing strategy to drive growth in markets ripe for disruption. © 2021. All rights reserved. | Premier Inc. 26

27

SUPPLY CHAIN SERVICES OVERVIEW n Comprised of group purchasing organization (GPO) and direct sourcing businesses Group Purchasing Organization n Provides wide range of technology-enabled capabilities to help acute and non-acute care Collective purchasing power providers lower cost of care without negatively designed to lower non-labor costs impacting patient outcomes without sacrificing outcomes across acute, non-acute, and n End-market focus includes acute-care hospitals non-healthcare segments and health systems, non-acute healthcare settings, suppliers and other non-healthcare businesses n Delivers accessibility and price savings through Supply Chain Services e-commerce solutions for non-acute members n Direct sourcing business designed to address Premier’s direct sourcing product shortages with vertical integration and company driving meaningful geographic diversity cost savings in key shortage n Powered by one of most comprehensive supply areas and improving supply chain chain technology platforms in industry, offering efficiencies and transparency actionable insights, workflow integration and AI-enabled process automation n FY2021 Net Revenue: $1.3 billion © 2021. All rights reserved. | Premier Inc. 28

BRINGING TRANSPARENCY AND RESILIENCY TO THE SUPPLY CHAIN COVID-19 pandemic accelerating need to modernize healthcare supply chain Urgent need for transparency Too much dependency Aging workforce, WHERE and HOW into order process, inventory, on few geographies for raw skilled talent shortage healthcare is provided is delivery and potential materials and PPE could lead to compounded by burnout evolving now more than ever supply chain disruptions greater likelihood of shortages contributing big shock to system The Premier Advantage See and Predict Stabilize Automate Comprehensive view into member spend Nimble and scalable direct sourcing Predictable purchasing, invoicing and with AI-enabled predictive modeling for portfolio including near-shore and payment — all hardwired and automated potential disruptions and shortages domestic manufacturing for resiliency Modern technology-enabled infrastructure for supply chain excellence © 2021. All rights reserved. | Premier Inc. 29

PREMIER
INVESTOR DAY 2021

TECHNOLOGY-ENABLING THE SUPPLY CHAIN TO ADDRESS MEMBER SPEND



$200 billion+ *in non-labor expense*[(2)]

Improved visibility provides:

- Cost savings for hospitals and health system overspending
- Stronger contract negotiating power
- Easier identification of savings opportunity
- Connectivity to patient outcomes
- Ability to predict and prevent potential disruptions

Currently capture **$69B** in GPO spend[(1)]

Premier GPO Member Spend Market Opportunity



$120 billion[(2)]
Core GPO Spend (Acute + Non-Acute)

+

$80 billion[(2)]
Purchased Services

=

$200 billion+[(2)]
Current GPO members' addressable spend

(1) Total approximate purchasing volume by all members participating in GPO for calendar year 2020
(2) Premier's estimate of GPO member spend that could be managed if company expands capabilities into certain areas. Refer to forward-looking statements included in this presentation.

© 2021. All rights reserved. | Premier Inc.

30

COMPREHENSIVE SPEND MANAGEMENT TECHNOLOGY PLATFORM Provides visibility and streamlines entire process from contract to payment. SUPPLY CHAIN RECEIPT OF CONTRACTING ORDER ENTRY INVOICE PAYMENT ANALYTICS PRODUCT DATA CONTINUITY CAPABILITY Clean and accurate data for retrospective, real-time and predictive insight into savings opportunities and potential disruption. © 2021. All rights reserved. | Premier Inc. 31

STRATEGY TO DELIVER LONG -TERM GROWTH Technology-enabled supply ACUTE CARE chain solutions for hospitals and health systems Expect continued stable, consistent growth Technology-enabled FY21 Net Revenue: $1.3 billion SUPPLY purchasing program for Comprehensive, technology- NON-ACUTE CHAIN enabled, end-to-end supply non-acute healthcare and SERVICES chain solutions commercial facilities Expect fast-growing market Constantly expanding portfolio DIRECT of high-quality products sourced SOURCING directly from the manufacturer Expanding into higher margin categories © 2021. All rights reserved. | Premier Inc. 32

PREMIER
INVESTOR DAY 2021

TECHNOLOGY-ENABLED COST MANAGEMENT SOLUTIONS FOR ACUTE-CARE HOSPITALS AND HEALTH SYSTEMS

BUSINESS OVERVIEW

- Aggregate supply chain purchasing power of **2,800+ hospitals and health systems**
- Exclusive membership access to **3,000+ contracts** with **>1,350 suppliers** and **growing**
- Performance programs driving **strong compliance** with on-contract spend
- **Cleansed, analysis-ready data** and **AI-powered algorithms** to more easily surface opportunity to improve costs without sacrificing quality (e.g., resource utilization and comparative effectiveness)
- Co-management services offering **"boots on the ground" experts** to efficiently manage the supply chain

GROWTH CATALYSTS

Stable Growth Opportunity

- **Expand** contract penetration for existing base
- **Broaden** contract portfolio: more contracts, more categories, new suppliers
- **Increase** participation in performance groups
- **Accelerate** adoption of purchased services solution (Conductiv®)
- **Extend** technology platform
- **Address** worker shortage with co-management solutions

© 2021. All rights reserved. | Premier Inc.
33

T E C H N O LO GY-ENABLED COST MANAGEMENT SOLUTIONS FOR NON -ACUTE HEALTHCARE AND OTHER COMMERCIAL MARKETS Expect Fast-Growing Market • Focus on key markets (e.g., surgical centers; pharmaceutical, including infusion and specialty; • 30+ years of purchasing program experience senior care) for non-acute care and commercial facilities • Expand into adjacent markets • Expanded capabilities to address growing • Reduce customer acquisition time non-acute and non-healthcare markets • Visibility to increase contract penetration and grow customer base through technology- enabled services • Expansion of e-commerce capability Providing supply chain solutions and strategic Online marketplace powered by purchasing support to non-acute healthcare, education Premier providing simple, reliable and business communities access to healthcare essentials at reasonable prices Group purchasing solution for non-acute healthcare providers and other commercial markets © 2021. All rights reserved. | Premier Inc. 34

CONSTANTLY EXPANDING PORTFOLIO OF HIGH -QUALITY PRODUCTS SOURCED DIRECTLY FROM THE MANUFACTURER Expand Into Higher-Margin Categories • Directly sourcing in >1,000 items in 20+ product categories • Data-driven identification of several • 95%+ members leverage for access to unhealthy markets products and cost savings opportunities • De-risk members through use of • De-risks potential supply chain disruption direct-sourcing lever through co-investment opportunities and other arrangements in domestic • Expansion from commodity products manufacturing (from PPE to clinical products) • Provides strategic lever for sourcing • Penetration by common agreement products when needed to protect to specification members from shortages • Opportunity for additional member co-innovation and investment © 2021. All rights reserved. | Premier Inc. 35

A CLEAR PATH TO DELIVER CONTINUED GROWTH • Leveraging unique combination of member network, innovative technology platform and vast data to provide actionable insights and meaningful solutions to healthcare market. • Further technology-enabling supply chain from end-to-end to increase quality, lower costs and improve efficiencies in healthcare. • Executing strategy to drive continued growth. • Helping to create healthier, more resilient supply chain. © 2021. All rights reserved. | Premier Inc. 36

© 2021. All rights reserved. | Premier Inc. 37

DRIVING INNOVATION AND PERFORMANCE THROUGH A HIGHLY ENGAGED CULTURE Our most important asset is our employees. We have a highly engaged culture focused on carrying out our mission and a shared commitment to our stakeholders. Our values guide our behaviors and business decisions. INTEGRITY PASSION FOR PERFORMANCE OUR VALUES INNOVATION FOCUS ON PEOPLE © © 2 20 02 21 1. . A All ll r rig igh ht ts s r re es se er rv ve ed d. . || P Pr re em mie ier r I In nc. c. 3 38 8

© 2021. All rights reserved. | Premier Inc. Please visit Awards and Recognition at premierinc.com 39

STRATEGIC PILLARS OF DIVERSITY, EQUITY, INCLUSION AND BELONGING Core, centralized strategic Each pillar has subset initiatives to support our of individual objectives mission and drive operational and tactics. and financial execution. © 2021. All rights reserved. | Premier Inc. 40

OUR ONE -TEAM, GROWTH MINDSET: DEFINING THE CULTURE BY WHICH WE LEAD THE BUSINESS A SYSTEM of agreements, competencies, skillsets, thinking, language, behaviors and actions that clearly state expectations of every team member. THE BELIEF that skills and intelligence can be improved with intentional effort and persistence. PEOPLE with a growth mindset embrace challenges, are resilient, value feedback, learn from constructive criticism and seek out inspiration in others’ success. Lead the Lead the Lead Yourself Business Lead the Team Culture (Personal (Performance (Team mindset) (Set the tone) mindset) excellence) CONSCIOUS COMMITMENT TO AND FOCUS ON PERFORMANCE EXCELLENCE, RESULTING IN VALUE CREATION FOR ALL STAKEHOLDERS. © 2021. All rights reserved. | Premier Inc. 41

SOUND ESG PRACTICES IN OUR DNA “We have long understood the importance and value of environmental, social and governance (ESG) practices and incorporated them into how we conduct ourselves and our business to achieve our longer-term goals and deliver on our mission to improve the health of communities.” © 2021. All rights reserved. | Premier Inc. 42

CULTURAL IMPACT FRAMEWORK Individual Impact Organizational Impact Impact on External Stakeholders Talent Succession planning, internal Learning, development, Management Powerful employment brand growth and retention of mentoring and coaching and Development high-potential employees Engaged, authentic Strong ESG presence Culture of diversity, equity, Culture commitment to in the community inclusion and belonging our mission Yields strong “One Team, Growth Mindset” “One Team, Growth Mindset” financial performance Organization and operational excellence Culture of continuous Culture of innovation, intelligence Vitality self-improvement and performance excellence Improves health of communities © 2021. All rights reserved. | Premier Inc. 43

MAKING A PREMIER IMPACT © 2021. All rights reserved. | Premier Inc. 44

© 2021. All rights reserved. | Premier Inc. 45

WE L L -POSITIONED FOR SUSTAINABLE, LONG -TERM GROWTH • Established industry leader operating in resilient and growing markets. • Long-standing strategic and collaborative member relationships. • Leveraging comprehensive and scalable technology and services platform. • Providing differentiated healthcare solutions. • Executing disciplined growth strategy. • Maintaining strong financial position with balanced capital deployment approach. Making a Premier Impact © 2021. All rights reserved. | Premier Inc. 46

DRIVING ANTICIPATED GROWTH THROUGH EXECUTION NET REVENUE ADJUSTED EBITDA* ADJUSTED EPS* Adjusted EBITDA* Adjusted EPS* Net Revenue $473M $1.22B $2.48 FY21 FY24 FY21 FY24 FY21 FY24 Notes: • “MSD” refers to mid-single digits; “HSD” refers to high-single digits • Premier’s fiscal 2021 net revenue and expected multi-year compounded annual growth rate targets exclude the impact of the COVID-19 pandemic. * For fiscal 2021, refer to Appendix for adjusted EBITDA, adjusted net income, and adjusted earnings per share reconciliations to GAAP equivalents. For subsequent periods, Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to Use of Forward-Looking © 2021. All rights reserved. | Premier Inc. Non-GAAP Measures for additional explanation. 47

PREMIER
INVESTOR DAY 2021

SUPPLY CHAIN SERVICES: EXPECT STABLE GROWTH ENGINE TO CONTINUE

SEGMENT NET REVENUE


CAGR: MSD to HSD
$840M
FY21
FY24

Segment adjusted EBITDA margin
~49% to 51%

ACUTE GPO REVENUE


CAGR: LSD
$381M
FY21
FY24

NON-ACUTE GPO REVENUE


CAGR: HSD
$212M
FY21
FY24

DIRECT SOURCING PRODUCTS REVENUE


CAGR: HSD to LDD
$241M
FY21
FY24

Notes:

- *"LSD" refers to low-single digits; "MSD" refers to mid-single digits; "HSD" refers to high-single digits; "LDD" refers to low double-digit.*
- *Supply Chain Services segment net revenue, direct sourcing products revenue and expected multi-year compounded annual growth rate targets exclude the impact of the COVID-19 pandemic.*
- *Acute GPO and Non-Acute GPO revenue includes net administrative fees and service revenue.*

© 2021. All rights reserved. | Premier Inc.

48

PERFORMANCE SERVICES: GROWTH OPPORTUNITIES THROUGH ANTICIPATED EXPANSION INTO ADJACENT MARKETS Segment Net Revenue SEGMENT NET REVENUE Segment adjusted EBITDA margin $132M 34% to 36% Based on current business mix $378M FY21 FY24 Healthcare Provider Revenue HEALTHCARE PROVIDER REVENUE ADJACENT MARKETS REVENUE Adjacent Markets Revenue $304M $64M FY21 FY24 FY21 FY24 Notes: • “MSD” refers to mid-single digits; “HSD” refers to high-single digits • Adjacent markets revenue includes Contigo Health, Remitra, life sciences and clinical decision support businesses. © 2021. All rights reserved. | Premier Inc. 49

GENERATE STRONG CASH FLOW AND MAINTAIN FLEXIBLE BALANCE SHEET Available Debt FREE CASH FLOW AS PERCENT AVAILABLE DEBT / CAPACITY OF ADJUSTED EBITDA* Free Cash Flow as % of Adjusted EBITDA 80% 70% $1.4B to $1.9B 60% 11% 18 to 21% 18 to 21% 18 to 21% 50% 40% $875M 55% to 65% 30% 51% 35 to 50% 35 to 45% 35 to 45% 20% $125M 10% Current Available Debt Available Debt 0% Debt Capacity (as of October 2021) at 3-4X Adj. EBITDA FY2021 FY2022 FY2023 FY2024 Post-TRA FCF as % of Adj. EBITDA TRA Termination Payments as % of Adj. EBITDA Available Debt/Capacity Current Debt Debt Capacity * For fiscal 2021, refer to Appendix for adjusted EBITDA, adjusted net income, and adjusted earnings per share reconciliations to GAAP equivalents. For subsequent periods, Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to Use of Forward-Looking Non- GAAP Measures for additional explanation. © 2021. All rights reserved. | Premier Inc. 50

BALANCED CAPITAL DEPLOYMENT STRATEGY LAST 5 YEARS* Priorities: 20% • Reinvestment in organic growth • Disciplined acquisitions and 40% investments to support strategic goals 5% • Returning capital to stockholders through quarterly cash dividend payment and fiscal 2022 share repurchase program 35% Organic Growth Growth through Acquisitions Repurchase Shares Support Dividend *Fiscal years 2017 through 2021 **Use of capital will be subject to deployment priorities, market conditions, and the discretion by the Board of Directors and management team. There can be no assurance of continued share repurchases or dividend payments. © 2021. All rights reserved. | Premier Inc. 51

DRIVING ORGANIC GROWTH AND SUPPORTING EXISTING CAPABILITIES Capital Expenditures 50% 51% 50% 42% Expect total capital expenditures of $100 million to $110 million in fiscal 2022 50% 49% 50% 58% FY19 FY20 FY21 FY22 Growth/Strategic Sustain © 2021. All rights reserved. | Premier Inc. 52

DISCIPLINED ACQUISITION AND INTEGRATION PROCESSES FOCUSED ON VALUE CREATION Disciplined and Rigorous Focused Value Creation Acquisition Process Integration Process • Advance strategies to • Achieve synergies • Adhere to proven processes achieve longer-term goals • Drive revenue synergies • Leverage member network • Enhance capabilities to drive innovation • Realize cost synergies • Align with critical member needs • Apply technology-based efficiencies • Attractive growth profile • Strong cultural fit Financial goals for acquisitions and other investments: • Target accretion in Year 1 • Achieve run-rate ROIC > WACC © 2021. All rights reserved. | Premier Inc. 53

Fiscal 2022 Guidance Range Fiscal 2022 Guidance Range Guidance Metric (as of November 2, 2021) (as of August 17, 2021) Segment Net Revenue: Supply Chain Services $925 million to $1.01 billion $925 million to $1.01 billion Performance Services $395 million to $420 million $395 million to $420 million Total Net Revenue $1.32 billion to $1.43 billion $1.32 billion to $1.43 billion Adjusted EBITDA* $483 million to $500 million $483 million to $500 million Adjusted EPS* $2.56 to $2.66 $2.50 to $2.60 Fiscal 2022 guidance assumes realization of the following assumptions and except for effective tax rate, which is updated as of November 2, 2021, all other assumptions remain unchanged from August 17, 2021. • Net administrative fees revenue of $570 million to $590 million • Direct sourcing products revenue of $350 million to $390 million • Net revenue available under contract that represents approximately 86% to 93% of the fiscal 2022 guidance range • Capital expenditures of $100 million to $110 million • Effective tax rate of 21% (previously: 23%) • Free cash flow approximating 35% to 50% of adjusted EBITDA • Per-share guidance does not include the impact of share repurchases under the previously authorized $250 million stock repurchase plan made after September 30, 2021 • Does not include the effect of any potential future significant acquisitions *Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to Use of Forward-Looking Non-GAAP Measures on slide 59 for additional explanation. © 2021. All rights reserved. | Premier Inc. 54

WE L L -POSITIONED FOR SUSTAINABLE, LONG -TERM GROWTH 1 Continue to make significant progress on executing strategy. 2 Generate strong cash flow and maintain flexible balance sheet. 3 Execute balanced capital allocation strategy. 4 Strategic path to achieve long-term growth targets. © 2021. All rights reserved. | Premier Inc. 55

APPENDIX APPE N DIX © 2021. All rights reserved. | Premier Inc. 56

USE OF FORWARD-LOOKING NON -GAAP FINANCIAL MEASURES The company does not believe it can meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non- GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non- GAAP results. Such items may, from time to time, include strategic and acquisition related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments are not currently determinable but may be significant. © 2021. All rights reserved. | Premier Inc. 57

NO N - G A A P R E C O NC I L I ATI O N TAB L E S © 2021. All rights reserved. | Premier Inc. 58

NO N - G A A P R E C O NC I L I ATI O N TAB L E S © 2021. All rights reserved. | Premier Inc. 59

NO N - G A A P R E C O NC I L I ATI O N TAB L E S © 2021. All rights reserved. | Premier Inc. 60

NO N - G A A P R E C O NC I L I ATI O N TAB L E S © 2021. All rights reserved. | Premier Inc. 61

NO N - G A A P R E C O NC I L I ATI O N TAB L E S © 2021. All rights reserved. | Premier Inc. 62

NO N - G A A P R E C O NC I L I ATI O N TAB L E S © 2021. All rights reserved. | Premier Inc. 63

MAKING A PREMIER IMPACT © 2021. All rights reserved. | Premier Inc. 64